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                                                                EXHIBIT 10.16

                                  DADE BEHRING
                          EMPLOYEE STOCK PURCHASE PLAN

     The Dade Behring Employee Stock Purchase Plan is comprised of two subplans as set forth below: the Dade Behring U.S. Employee Stock Purchase Plan and the Dade Behring International Employee Stock Purchase Plan.

     A total of one million (1,000,000) shares of Common Stock of Dade Behring Holdings, Inc. are reserved for sale and authorized for issuance pursuant to the Dade Behring Employee Stock Purchase Plan comprised of the Dade Behring U.S. Employee Stock Purchase Plan and the Dade Behring International Employee Stock Purchase Plan. Such number of shares is subject to adjustment as set forth in
Section 9 of each subplan. Shares of Common Stock to be issued under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof.

                                  DADE BEHRING
                        U.S. EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.  PURPOSE.

     The purpose of this Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under section 423 of the Code. The provisions of this Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

SECTION 2.  DEFINITIONS.

     Certain terms used in this Plan have the meanings set forth in Appendix I.

SECTION 3.  ELIGIBILITY REQUIREMENTS.

     3.1. Except as provided in Section 3.2, each Employee shall become eligible to participate in the Plan in accordance with Section 4 on the first Enrollment Date on or following the later of (a) the date such Employee completes one year of employment; or (b) the Effective Date. Participation in the Plan is entirely voluntary.

     3.2.   The following Employees are not eligible to participate in the Plan:

            (a)  Employees who have been employed less than one (1) year;

            (b) Employees whose customary employment is twenty (20) hours or less per week; and

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            (c)  Employees who, immediately upon purchasing Shares under the
                 Plan, would own directly or indirectly, an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary (and for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee).

SECTION 4.  ENROLLMENT.

     Any Eligible Employee may enroll in the Plan for any Offering Period by completing and signing an enrollment election form or by such other means as the Committee shall prescribe and submitting such enrollment election to the Company in accordance with procedures established by the Committee on or before the Cut-Off Date with respect to such Offering Period. Unless otherwise determined by the Committee, the enrollment election and the designated rate of payroll deduction shall continue for future Offering Periods unless the Participant changes or cancels the enrollment election or designated rate of payroll deduction prior to the Cut-Off Date.

SECTION 5.  GRANT OF OPTIONS ON ENROLLMENT.

     5.1. Enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant by the Company to such Participant of an option on such Enrollment Date to purchase Shares from the Company pursuant to the Plan.

     5.2. An option granted to a Participant pursuant to this Plan shall expire, if not terminated for any reason first, on the earliest to occur of (a) the end of the Offering Period in which such option was granted; (b) the completion of the purchase of Shares under the option under Section 7; or (c) the date on which participation of such Participant in the Plan terminates for any reason.

     5.3. An option granted to a Participant under the Plan shall give the Participant a right to purchase on a Purchase Date the largest number of whole Shares, as determined by the Committee, which the funds accumulated in the Participant's Account as of such Purchase Date will purchase at the applicable Purchase Price; provided, however, that the Committee may, in its discretion, limit the number of Shares purchased by each Participant in any Purchase Period.

     Notwithstanding anything to the contrary herein, to the extent required by
Section 423 of the Code, no Employee shall be granted an option under the Plan (or any other plan of the Company or a Subsidiary intended to qualify under Section 423 of the Code) which would permit the Employee to purchase Shares under the Plan (and such other plan) in any calendar year with a Fair Market Value (determined at the time such option is granted) in excess of $25,000 and any payments made by a Participant in excess of this limitation shall be returned to the Participant in accordance with procedures established by the Committee.

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SECTION 6.  PAYMENT.

     The Committee may designate the time and manner for payment of Shares to be purchased during the Purchase Period, including, but not limited to, through payroll deductions from Compensation, the terms and conditions of which are designated by the Committee. Payment amounts shall be credited on a bookkeeping basis to a Participant's Account under this Plan. All payment amounts may be used by the Company for any purpose and the Company shall have no obligation to segregate such funds. No interest accrues on payments by Participants.

SECTION 7.  PURCHASE OF SHARES.

     7.1. Any option held by the Participant which was granted under this Plan and which remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the number of whole Shares, as determined by the Committee, which the funds accumulated in the Participant's Account as of the Purchase Date will purchase at the applicable Purchase Price (but not in excess of the number of Shares for which options have been granted to the Participant pursuant to Section 5.3). Options for other Shares for which options have been granted which are not purchased on the last Purchase Date during the Offering Period shall terminate. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of an option, the Committee may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

     7.2. If, after a Participant's exercise of an option under Section 7.1, an amount remains credited to the Participant's Account as of a Purchase Date, then the remaining amount shall be (a) if no further Purchase Periods are immediately contemplated by the Committee, distributed to the Participant as soon as administratively feasible, or (b) if another Purchase Period is contemplated by the Committee, carried forward in the Account for application to the purchase of Shares on the next following Purchase Date.

     7.3. In the case of Participants employed by a member of the Employer, the Committee may provide for Shares to be sold through the Subsidiary to such Participants, to the extent consistent with Section 423 of the Code.

     7.4. If the total number of Shares for which options are or could be exercised on any Purchase Date in accordance with this Section 7, when aggregated with all Shares for which options have been previously exercised under this Plan, exceeds the maximum number of Shares reserved in Section 12, the Company may, in accordance with Section 12, allocate the Shares available for delivery and distribution in the ratio that the balance in each Participant's Account

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bears to the aggregate balances of all Participants' Accounts, and the remaining balance of the amount credited to the Account of each Participant under the Plan shall be returned to him or her as promptly as possible.

     7.5. If a Participant or former Participant sells, transfers, or otherwise makes a disposition of Shares purchased pursuant to an option granted under the Plan if such Participant or former Participant is subject to United States federal income tax, then such Participant or former Participant shall notify the Company or a member of the Employer in writing of such sale, transfer or other disposition within ten (10) days of the consummation of such sale, transfer, or other disposition. Without limitation on the Participant or former Participant's ability to sell, transfer or otherwise make a disposition of Shares and without limitation on Section 11.2, Participants and former Participants must maintain any Shares purchased pursuant to an option granted under the Plan within two (2) years after the date such option is granted or within one (1) year after the date such Shares were transferred to the Participant at the broker designated by the Committee, unless the Committee determines otherwise.

SECTION 8. WITHDRAWAL FROM THE PLAN, TERMINATION OF EMPLOYMENT, AND LEAVE OF ABSENCE.

     8.1. WITHDRAWAL FROM THE PLAN. A Participant may withdraw all funds accumulated in the Participant's Account from the Plan during any Purchase Period by delivering a notice of withdrawal to the Company or a member of the Employer (in a manner prescribed by the Committee) at any time up to but not including the thirty (30) days prior to the Purchase Date next following the date such notice of withdrawal is delivered, or at such shorter time in advance of such Purchase Date as the Committee may permit. If notice of complete withdrawal as described in the preceding sentence is timely received, all funds then accumulated in the Participant's Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively feasible and the Company or member of the Employer will cease the Participant's payroll withholding for the Plan in accordance with timing and other procedures established by the Committee. An Employee who has withdrawn during a Purchase Period may not return funds to the Company or a member of the Employer during the same Purchase Period and require the Company or member of the Employer to apply those funds to the purchase of Shares. Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan on the next subsequent Enrollment Date, if any.

     8.2. TERMINATION OF EMPLOYMENT. Participation in the Plan terminates immediately following the end of the Purchase Period during which a Participant ceases to be employed by the Company or a member of the Employer for any reason whatsoever or otherwise ceases to be an Eligible Employee. Notwithstanding the preceding sentence, such Participant may elect to withdraw from the Plan in accordance with Section 8.1 and the procedures prescribed by the Committee.

     8.3. LEAVE OF ABSENCE. If a Participant takes a leave of absence, such Participant shall have the right, in accordance with procedures prescribed by the Committee, to elect to withdraw from the Plan in accordance with Section
8.1. To the extent determined by the

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Committee or required by Section 423 of the Code, certain leaves of absence may be treated as cessations of employment for purposes of the Plan.

SECTION 9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

     9.1. Subject to any required action by the shareholders of the Company, the right to purchase Shares of Common Stock covered by a current Offering Period and the number of Shares which have been authorized for issuance under the Plan for any future Offering Period, the maximum number of Shares each Participant may purchase each Offering Period (pursuant to Section 5.3 hereof), as well as the price per Share and the number of Shares covered by each right under the Plan which have not yet been purchased shall be proportionately adjusted in the sole discretion of the Committee for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the Common Stock, or recapitalization, reorganization, consolidation, split-up, spin-off, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company. Except as expressly provided otherwise by the Committee, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares.

     9.2. Without limitation on the preceding provisions, in the event of any corporate transaction, the Committee may make such adjustment it deems appropriate to prevent dilution or enlargement of rights in the number and class of Shares which may be delivered under Section 12, in the number, class of or price of Shares available for purchase under the Plan and in the number of Shares which a Participant is entitled to purchase and any other adjustments it deems appropriate. Without limiting the Committee's authority under this Plan, in the event of any transaction, the Committee may elect to have the options hereunder assumed or such options substituted by a successor entity, to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, to shorten the Offering Period by setting a new Purchase Date, or to take such other action deemed appropriate by the Committee.

SECTION 10. DESIGNATION OF BENEFICIARY.

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom the amount in his or her Account is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, any Account balance remaining unpaid at the Participant's death shall be paid to the Participant's estate.

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SECTION 11. ADMINISTRATION.

     11.1. The Plan shall be administered by the Committee. The Committee shall have the authority to delegate duties to officers, directors or employees of the Company.

     11.2. The Committee shall have the full and exclusive discretionary authority to construe and interpret the Plan and options granted under it; to establish, amend, and revoke rules and regulations for administration of the Plan (including, without limitation, the determination and change of Offering Periods, Purchase Periods and payment procedures, the requirement that Shares be held by a specified broker, and the establishment of the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars); to determine all questions of eligibility, disputed claims and policy that may arise in the administration of the Plan; to make any changes to the Plan or its operations to reduce or eliminate any unfavorable legal, accounting or other consequences to the extent deemed appropriate by the Committee; and, generally, to exercise such powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries of the Company shall be part of the Employer. The Committee's determinations as to the interpretation and operation of this Plan shall be final and conclusive and each action of the Committee shall be binding on all persons.

     In exercising the powers described in the foregoing paragraph, the Committee may adopt special or different rules for the operation of the Plan including, but not limited to, rules which allow employees of any foreign Subsidiary to participate in, and enjoy the tax benefits offered by, the Plan; provided that such rules shall not result in any grantees of options having different rights and/or privileges under the Plan in violation of Section 423 of the Code nor otherwise cause the Plan to fail to satisfy the requirements of
Section 423 of the Code and the regulations thereunder.

     11.3. The Plan provisions relating to the administration of the Plan may be modified by the Committee from time to time as may be desirable to satisfy any requirements of or under the federal securities and/or other applicable laws of the United States, to obtain any exemption under such laws, or to reduce or eliminate any unfavorable legal, accounting or other consequences or for any other purpose deemed appropriate by the Committee.

SECTION 12. NUMBER OF SHARES.

     Subject to adjustment as set forth in Section 9, one million (1,000,000) Shares are reserved for sale and authorized for issuance pursuant to the Dade Behring Employee Stock Purchase Plan, and therefore, the number of Shares authorized for issuance pursuant to the Plan is one million (1,000,000) Shares less the number of Shares issued pursuant to the Dade Behring International Employee Stock Purchase Plan. If any option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such option shall again become available for the Dade Behring Employee Stock Purchase Plan. If on a given Purchase Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata

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allocation of the Shares remaining available for purchase in as uniform a manner as shall be practical and as it shall determine to be equitable.

SECTION 13. MISCELLANEOUS.

     13.1. RESTRICTIONS ON TRANSFER. Options granted under the Plan to a Participant may not be exercised during the Participant's lifetime other than by the Participant. Neither amounts credited to a Participant's Account nor any rights with respect to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 8.1.

     13.2. ADMINISTRATIVE ASSISTANCE. If the Committee in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of Shares, delivery of reports, or other administrative aspects of the Plan. If the Committee so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the Account in the Participant's name, or if the Participant so indicates in the enrollment form, in the Participant's name together with the name of his or her spouse in joint tenancy with right of survivorship or spousal community property, or in certain forms of trust approved by the Committee.

     13.3. TREATMENT OF NON-U.S. PARTICIPANTS. Participants who are employed by non-U.S. Designated Subsidiaries, who are paid in foreign currency, and who contribute foreign currency to the Plan through contributions or payroll deductions will have such contributions converted to U.S. dollars. The exchange rate and method for such conversion will be determined as prescribed by the Committee. In no event will any procedure implemented for dealing with exchange rate fluctuations that may occur during an Offering Period result in a purchase price below the Purchase Date Price permitted under the Plan. Each Participant shall bear the risk of any currency exchange fluctuations (if applicable) between the date on which any Participant contributions are converted to U.S. dollars and the following Purchase Date.

     13.4. WITHHOLDING. The Company or any member of the Employer shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any member of the Employer, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     13.5. EQUAL RIGHTS AND PRIVILEGES. All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Notwithstanding the express terms of the Plan, any provision of the Plan which is inconsistent with
Section 423 or any successor provision of the Code shall without further act or

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amendment by the Company or the Committee be reformed to comply with the requirements of Section 423 of the Code. This Section 13.5 shall take precedence over all other provisions in the Plan.

     13.6. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

     13.7. AMENDMENT AND TERMINATION. The Board may amend, alter, or terminate the Plan at any time; provided, however, that (1) the Plan may not be amended in a way which will cause rights issued under the Plan to fail to meet the requirements of Section 423 of the Code; and (2) no amendment which would amend or modify the Plan in a manner requiring stockholder approval under Section 423 of the Code or the requirements of any securities exchange on which the Shares are traded shall be effective unless such stockholder approval is obtained. In addition, the Committee may amend the Plan as provided in Section 11.3, subject to the conditions set forth in this Section 13.7.

     If the Plan is terminated, the Committee may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds accumulated in Participants' Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively feasible.

     13.8. NO RIGHT OF EMPLOYMENT. Neither the grant nor the exercise of any rights to purchase Shares under this Plan nor anything in this Plan shall impose upon the Company or a member of the Employer any obligation to employ or continue to employ any Employee. The right of the Company or a member of the Employer to terminate any Employee shall not be diminished or affected because any rights to purchase Shares have been granted to such Employee.

     13.9. RIGHTS AS SHAREHOLDER. No Participant shall have any rights as shareholder unless and until Shares have been issued to him or her.

     13.10. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver Shares under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such Shares.

     13.11. GENDER. When used herein, masculine terms shall be deemed to include the feminine, except when the context indicates to the contrary.

     13.12. CONDITION FOR PARTICIPATION. As a condition to participation in the Plan, Eligible Employees agree to be bound by the terms of the Plan (including, without limitation, the notification and holding requirements of Section 7.5) and the determinations of the Committee.

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                                   APPENDIX I

                                   DEFINITIONS

"ACCOUNT" means a recordkeeping account maintained for a Participant to which Participant contributions and payroll deductions, if applicable, shall be credited.

"BOARD" means the Board of Directors of the Company.

"CODE" means the Internal Revenue Code of 1986, as amended.

"COMMITTEE" means the Administrative Committee or any other committee appointed by the Board.

"COMMON STOCK" means the Common Stock of the Company.

"COMPANY" means Dade Behring Holdings, Inc., a Delaware corporation.

"COMPENSATION" means base salary, commissions, overtime pay, MICP and other short-term bonuses but excluding other discretionary awards.

"CUT-OFF DATE" means the date established by the Committee from time to time by which enrollment forms must be received prior to an Enrollment Date.

"DESIGNATED SUBSIDIARY" means any Subsidiary which has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan and which has adopted the Plan with the approval of the Committee in its sole and absolute discretion.

"ELIGIBLE EMPLOYEE" means an Employee eligible to participate in the Plan in accordance with Section 3.

"EFFECTIVE DATE" means May 28, 2003.

"EMPLOYEE" means any individual who is an employee of the Employer for tax purposes.

"EMPLOYER" means the Company and any Designated Subsidiary of the Company.

"ENROLLMENT DATE" means the first Trading Day of an Offering Period.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

"FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

     (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The

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            Nasdaq Small Cap Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable, or;

     (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable, or;

     (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

"GRANT DATE" means a date on which an Eligible Employee is granted an option under the Plan pursuant to Section 5.

"GRANT PRICE" means the Fair Market Value of a Share on the Grant Date for such option.

"OFFERING PERIOD" means the period beginning on the Effective Date and ending on the date designated by the Committee and each period, if any, thereafter designated by the Committee; provided, that each period shall in no event end later than twenty-seven (27) months from the Grant Date. The Offering Period may but need not be the same as the Purchase Period, as determined by the Committee.

"PARTICIPANT" means an Eligible Employee who has enrolled in the Plan pursuant to Section 4.

"PLAN" means this Dade Behring U.S. Employee Stock Purchase Plan.

"PURCHASE DATE" with respect to a Purchase Period means the last Trading Day in such Purchase Period.

"PURCHASE DATE PRICE" means the Fair Market Value of a Share on the applicable Purchase Date.

"PURCHASE PERIOD" means the period beginning on the Effective Date and ending on the date designated by the Committee and each period, if any, thereafter designated by the Committee; provided, that each period shall, in no event end later than twenty-seven (27) months from the Grant Date.

"PURCHASE PRICE" means the price designated by the Committee, at which each Share may be purchased under any option, but in no event less than eighty-five percent (85%) of the lesser of:

     (1)    The Grant Price and

     (2)    The Purchase Date Price.

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"SHARES" means shares of the Company's Common Stock.

"SUBSIDIARY" means a corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

"TRADING DAY" means a day on which the Nasdaq stock market or other alternative exchange or service on which the Common Stock is traded, listed or quoted is open for trading.

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                                  DADE BEHRING
                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.  PURPOSE.

     The purpose of this Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company.

SECTION 2.  DEFINITIONS.

     Certain terms used in this Plan have the meanings set forth in Appendix A.

SECTION 3.  ELIGIBILITY REQUIREMENTS.

     3.1. Except as provided in Section 3.2, each Employee shall become eligible to participate in the Plan in accordance with Section 4 on the first Enrollment Date on or following the later of (a) the date such Employee completes one year of employment or such shorter period determined appropriate by the Committee; or (b) the Effective Date. Participation in the Plan is entirely voluntary.

     3.2. The following Employees are not eligible to participate in the Plan:

     (a) Employees who have been employed less than one (1) year or such shorter period determined appropriate by the Committee; and

     (b) Unless otherwise determined appropriate by the Committee, Employees whose customary employment is twenty (20) hours or less per week.

SECTION 4.  ENROLLMENT.

     Any Eligible Employee may enroll in the Plan for any Offering Period by completing and signing an enrollment election form or by such other means as the Committee shall prescribe and submitting such enrollment election to the Company in accordance with procedures established by the Committee on or before the Cut-Off Date with respect to such Offering Period. Unless otherwise determined by the Committee, the enrollment election and the designated rate of payroll deduction shall continue for future Offering Periods unless the Participant changes or cancels the enrollment election or designated rate of payroll deduction prior to the Cut-Off Date.

SECTION 5.  GRANT OF OPTIONS ON ENROLLMENT.

     5.1. Enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant by the Company to such Participant of an option on such Enrollment Date to purchase Shares from the Company pursuant to the Plan.

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     5.2.   An option granted to a Participant pursuant to this Plan shall expire, if not terminated for any reason first, on the earliest to occur of (a) the end of the Offering Period in which such option was granted; (b) the completion of the purchase of Shares under the option under Section 7; or (c) the date on which participation of such Participant in the Plan terminates for any reason.

     5.3. An option granted to a Participant under the Plan shall give the Participant a right to purchase on a Purchase Date the largest number of whole Shares, as determined by the Committee, which the funds accumulated in the Participant's Account as of such Purchase Date will purchase at the applicable Purchase Price; provided, however, that the Committee may, in its discretion, limit the number of Shares purchased by each Participant in any Purchase Period.

SECTION 6.  PAYMENT.

     The Committee may designate the time and manner for payment of Shares to be purchased during the Purchase Period, including, but not limited to, through payroll deductions from Compensation, the terms and conditions of which are designated by the Committee. Payment amounts shall be credited on a bookkeeping basis to a Participant's Account under this Plan. All payment amounts may be used by the Company for any purpose and the Company shall have no obligation to segregate such funds. No interest accrues on payments by Participants.

SECTION 7.  PURCHASE OF SHARES.

     7.1. Any option held by the Participant which was granted under this Plan and which remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the number of whole Shares, as determined by the Committee, which the funds accumulated in the Participant's Account as of the Purchase Date will purchase at the applicable Purchase Price (but not in excess of the number of Shares for which options have been granted to the Participant pursuant to Section 5.3). Options for other Shares for which options have been granted which are not purchased on the last Purchase Date during the Offering Period shall terminate. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of an option, the Committee may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

     7.2. If, after a Participant's exercise of an option under Section 7.1, an amount remains credited to the Participant's Account as of a Purchase Date, then the remaining amount shall be (a) if no further Purchase Periods are immediately contemplated by the Committee, distributed to the Participant as soon as administratively feasible, or (b) if another Purchase Period is

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contemplated by the Committee, carried forward in the Account for application to the purchase of Shares on the next following Purchase Date.

     7.3. In the case of Participants employed by a member of the Employer, the Committee may provide for Shares to be sold through the Subsidiary to such Participants.

     7.4. If the total number of Shares for which options are or could be exercised on any Purchase Date in accordance with this Section 7, when aggregated with all Shares for which options have been previously exercised under this Plan, exceeds the maximum number of Shares reserved in Section 12, the Company may, in accordance with Section 12, allocate the Shares available for delivery and distribution in the ratio that the balance in each Participant's Account bears to the aggregate balances of all Participants' Accounts, and the remaining balance of the amount credited to the Account of each Participant under the Plan shall be returned to him or her as promptly as possible.

SECTION 8. WITHDRAWAL FROM THE PLAN, TERMINATION OF EMPLOYMENT, AND LEAVE OF ABSENCE.

     8.1. WITHDRAWAL FROM THE PLAN. A Participant may withdraw all funds accumulated in the Participant's Account from the Plan during any Purchase Period by delivering a notice of withdrawal to the Company or a member of the Employer (in a manner prescribed by the Committee) at any time up to but not including the thirty (30) days prior to the Purchase Date next following the date such notice of withdrawal is delivered, or at such shorter time in advance of such Purchase Date as the Committee may permit. If notice of complete withdrawal as described in the preceding sentence is timely received, all funds then accumulated in the Participant's Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively feasible and the Company or member of the Employer will cease the Participant's payroll withholding for the Plan in accordance with timing and other procedures established by the Committee. An Employee who has withdrawn during a Purchase Period may not return funds to the Company or a member of the Employer during the same Purchase Period and require the Company or member of the Employer to apply those funds to the purchase of Shares. Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan on the next subsequent Enrollment Date, if any.

     8.2. TERMINATION OF EMPLOYMENT. Participation in the Plan terminates immediately following the end of the Purchase Period during which a Participant ceases to be employed by the Company or a member of the Employer for any reason whatsoever or otherwise ceases to be an Eligible Employee. Notwithstanding the preceding sentence, such Participant may elect to withdraw from the Plan in accordance with Section 8.1 and the procedures prescribed by the Committee.

     8.3. LEAVE OF ABSENCE. If a Participant takes a leave of absence, such Participant shall have the right, in accordance with procedures prescribed by the Committee, to elect to withdraw from the Plan in accordance with Section
8.1. To the extent determined by the

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Committee, certain leaves of absence may be treated as cessations of employment for purposes of the Plan.

SECTION 9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

     9.1. Subject to any required action by the shareholders of the Company, the right to purchase Shares of Common Stock covered by a current Offering Period and the number of Shares which have been authorized for issuance under the Plan for any future Offering Period, the maximum number of Shares each Participant may purchase each Offering Period (pursuant to Section 5.3 hereof), as well as the price per Share and the number of Shares covered by each right under the Plan which have not yet been purchased shall be proportionately adjusted in the sole discretion of the Committee for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the Common Stock, or recapitalization, reorganization, consolidation, split-up, spin-off, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company. Except as expressly provided otherwise by the Committee, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares.

     9.2. Without limitation on the preceding provisions, in the event of any corporate transaction, the Committee may make such adjustment it deems appropriate to prevent dilution or enlargement of rights in the number and class of Shares which may be delivered under Section 12, in the number, class of or price of Shares available for purchase under the Plan and in the number of Shares which a Participant is entitled to purchase and any other adjustments it deems appropriate. Without limiting the Committee's authority under this Plan, in the event of any transaction, the Committee may elect to have the options hereunder assumed or such options substituted by a successor entity, to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, to shorten the Offering Period by setting a new Purchase Date, or to take such other action deemed appropriate by the Committee.

SECTION 10. DESIGNATION OF BENEFICIARY.

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom the amount in his or her Account is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, any Account balance remaining unpaid at the Participant's death shall be paid to the Participant's estate.

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SECTION 11. ADMINISTRATION.

     11.1. The Plan shall be administered by the Committee. The Committee shall have the authority to delegate duties to officers, directors or employees of the Company.

     11.2. The Committee shall have the full and exclusive discretionary authority to construe and interpret the Plan and options granted under it; to establish, amend, and revoke rules and regulations for administration of the Plan (including, without limitation, the determination and change of Offering Periods, Purchase Periods and payment procedures, the requirement that Shares be held by a specified broker, and the establishment of the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars); to determine all questions of eligibility, disputed claims and policy that may arise in the administration of the Plan; to make any changes to the Plan or its operations to reduce or eliminate any unfavorable legal, accounting or other consequences to the extent deemed appropriate by the Committee; and, generally, to exercise such powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries of the Company shall be part of the Employer. The Committee's determinations as to the interpretation and operation of this Plan shall be final and conclusive and each action of the Committee shall be binding on all persons. The Committee may adopt special or different rules for the operation of the Plan for different Participants, including, but not limited to, rules designed to accommodate the practices of the applicable jurisdiction.

     11.3. The Plan provisions relating to the administration of the Plan may be modified by the Committee from time to time as may be desirable to satisfy any requirements of or under the securities or other applicable laws of the United States or other jurisdiction, to obtain any exemption under such laws, or to reduce or eliminate any unfavorable legal, accounting or other consequences or for any other purpose deemed appropriate by the Committee.

SECTION 12. NUMBER OF SHARES.

     Subject to adjustment as set forth in Section 9, one million (1,000,000) Shares are reserved for sale and authorized for issuance pursuant to the Dade Behring Employee Stock Purchase Plan, and therefore, the number of Shares authorized for issuance pursuant to the Plan is one million (1,000,000) Shares less the number of Shares issued pursuant to the Dade Behring U.S. Employee Stock Purchase Plan. If any option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such option shall again become available for the Dade Behring Employee Stock Purchase Plan. If on a given Purchase Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practical and as it shall determine to be equitable.

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SECTION 13. MISCELLANEOUS.

     13.1. RESTRICTIONS ON TRANSFER. Options granted under the Plan to a Participant may not be exercised during the Participant's lifetime other than by the Participant. Neither amounts credited to a Participant's Account nor any rights with respect to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 8.1.

     13.2. ADMINISTRATIVE ASSISTANCE. If the Committee in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of Shares, delivery of reports, or other administrative aspects of the Plan. If the Committee so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the Account in the Participant's name, or if the Participant so indicates in the enrollment form, in the Participant's name together with the name of his or her spouse in joint tenancy with right of survivorship or spousal community property, or in certain forms of trust approved by the Committee.

     13.3. TREATMENT OF NON-U.S. PARTICIPANTS. Participants who are employed by non-U.S. Designated Subsidiaries, who are paid in foreign currency, and who contribute foreign currency to the Plan through contributions or payroll deductions will have such contributions converted to U.S. dollars. The exchange rate and method for such conversion will be determined as prescribed by the Committee. Each Participant shall bear the risk of any currency exchange fluctuations (if applicable) between the date on which any Participant contributions are converted to U.S. dollars and the following Purchase Date.

     13.4. WITHHOLDING. The Company or any member of the Employer shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any member of the Employer, an amount sufficient to satisfy taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     13.5. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

     13.6. AMENDMENT AND TERMINATION. The Board may amend, alter, or terminate the Plan at any time; provided, however, that no amendment which would amend or modify the Plan in a manner requiring stockholder approval under the requirements of any securities exchange on which the Shares are traded shall be effective unless such stockholder approval is obtained. In addition, the Committee may amend the Plan as provided in Section 11.3, subject to the conditions set forth in this Section 13.6.

     If the Plan is terminated, the Committee may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds accumulated in Participants' Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively feasible.

     13.7. NO RIGHT OF EMPLOYMENT. Neither the grant nor the exercise of any rights to purchase Shares under this Plan nor anything in this Plan shall impose upon the Company or a member of the Employer any obligation to employ or continue to employ any Employee. The right of the Company or a member of the Employer to terminate any Employee shall not be diminished or affected because any rights to purchase Shares have been granted to such Employee.

     13.8. RIGHTS AS SHAREHOLDER. No Participant shall have any rights as shareholder unless and until Shares have been issued to him or her.

     13.9. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver Shares under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such Shares.

     13.10. GENDER. When used herein, masculine terms shall be deemed to include the feminine, except when the context indicates to the contrary.

     13.11. CONDITION FOR PARTICIPATION. As a condition to participation in the Plan, Eligible Employees agree to be bound by the terms of the Plan and the determinations of the Committee.

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                                   APPENDIX A

                                   DEFINITIONS

"ACCOUNT" means a recordkeeping account maintained for a Participant to which Participant contributions and payroll deductions, if applicable, shall be credited.

"BOARD" means the Board of Directors of the Company.

"CODE" means the Internal Revenue Code of 1986, as amended.

"COMMITTEE" means the Administrative Committee or any other committee appointed by the Board.

"COMMON STOCK" means the Common Stock of the Company.

"COMPANY" means Dade Behring Holdings, Inc., a Delaware corporation.

"COMPENSATION" means base salary and any other payments determined appropriate by the Committee.

"CUT-OFF DATE" means the date established by the Committee from time to time by which enrollment forms must be received prior to an Enrollment Date.

"DESIGNATED SUBSIDIARY" means any Subsidiary which has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan and which has adopted the Plan with the approval of the Committee in its sole and absolute discretion.

"ELIGIBLE EMPLOYEE" means an Employee eligible to participate in the Plan in accordance with Section 3.

"EFFECTIVE DATE" means May 28, 2003.

"EMPLOYEE" means any individual who is an employee of the Employer for purposes of the Plan as determined by the Committee.

"EMPLOYER" means the Company and any Designated Subsidiary of the Company.

"ENROLLMENT DATE" means the first Trading Day of an Offering Period.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                                       A-1
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"FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

     (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Committee deems reliable, or;

     (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable, or;

     (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

"GRANT DATE" means a date on which an Eligible Employee is granted an option under the Plan pursuant to Section 5.

"GRANT PRICE" means the Fair Market Value of a Share on the Grant Date for such option.

"OFFERING PERIOD" means the period beginning on the Effective Date and ending on the date designated by the Committee and each period, if any, thereafter designated by the Committee; provided, that each period shall in no event end later than twenty-seven (27) months from the Grant Date. The Offering Period may but need not be the same as the Purchase Period, as determined by the Committee.

"PARTICIPANT" means an Eligible Employee who has enrolled in the Plan pursuant to Section 4.

"PLAN" means this Dade Behring International Employee Stock Purchase Plan.

"PURCHASE DATE" with respect to a Purchase Period means the last Trading Day in such Purchase Period.

"PURCHASE DATE PRICE" means the Fair Market Value of a Share on the applicable Purchase Date.

"PURCHASE PERIOD" means the period beginning on the Effective Date and ending on the date designated by the Committee and each period, if any, thereafter designated by the Committee; provided, that each period shall, in no event end later than twenty-seven (27) months from the Grant Date.

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"PURCHASE PRICE" means the price designated by the Committee, at which each
Share may be purchased under any option, but in no event less than eighty-five percent (85%) of the lesser of:

     (1)    The Grant Price and

     (2)    The Purchase Date Price.

"SHARES" means shares of the Company's Common Stock.

"SUBSIDIARY" means a corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

"TRADING DAY" means a day on which the Nasdaq stock market or other alternative exchange or service on which the Common Stock is traded, listed or quoted is open for trading.

                                       A-3